                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                                 July 16, 1999
                            -----------------------
               Date of Report (Date of earliest event reported)


                             Applied Imaging Corp
                            -----------------------
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                ----------------------------------------------
                (State or other jurisdiction of incorporation)


        0-21371                                         77-0120490
 ---------------------                     ------------------------------------
 (Commission File No.)                     (IRS Employer Identification Number)


                          2380 Walsh Avenue, Bldg. B
                         Santa Clara, California 95051
                                (408) 562-0250
                   ----------------------------------------
                   (Address of Principal Executive Offices)



                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

     On July 16, 1999 (the "Closing Date"), Applied Imaging Corp, a Delaware corporation (the "Company"), completed an acquisition of assets from Vysis, Inc. ("Vysis") related to Vysis' cytogenetic imaging instrumentation business.

     The acquisition was accounted for as a purchase. The consideration paid by the Company to Vysis was $2.35 million consisting of (i) $1.75 million in cash, and (ii) 497,368 shares of the Company's Common Stock. In conjunction with the issuance of the Common Stock, the Company granted certain registration rights to Vysis. The Company will also purchase approximately $500,000 in existing inventory of Vysis for use in the cytogenetic imaging instrumentation business. The Company financed the acquisition by using existing cash resources.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (a) The purchase of assets from Vysis does not meet the thresholds of significance of Item 2 of Form 8-K, and therefore the Company will not present audited financial statements or pro forma financial information related to the acquisition of assets described.

     (b)  Not applicable.

     (c)  Exhibit

          2.1*  Asset Purchase, License, and Distribution Agreement between the
               Company  and Vysis, Inc. dated July 16, 1999.

               Certain schedules to the Agreement listed on page (iv) thereto and the agreement related to the issuance of the Company's Common Stock in this transaction have not been filed herewith. The Registrant will furnish them supplementally to the Securities and Exchange Commission upon request.



          * Confidential treatment requested for portions of this exhibit.


                                   SIGNATURES




                                      -2-
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Applied Imaging Corp


                              By: /s/ Jack Goldstein
                                  _______________________________
                                    Jack Goldstein, President and
                                    CEO



                              Dated:  July 30, 1999

                                      -3-
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                               INDEX TO EXHIBITS

Exhibit
Number               Description
---------            ---------------

  2.1 *              Asset Purchase, License and Distribution
                     Agreement between the Company and Vysis, Inc. dated July 16, 1999

* Confidential treatment requested for portions of this exhibit.